UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Neuberger Berman Income Opportunity Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1-866-615-7264

Please vote now to be sure your vote is received in time for the
June 11, 2010, Joint Annual Meeting of Stockholders of:

Neuberger Berman High Yield Strategies Fund
Neuberger Berman Income Opportunity Fund Inc.

Recently we sent you proxy material regarding the Joint Annual Meeting of Stockholders that will take place on June 11, 2010.  The Funds’ records indicated that we have not received your important vote.  We urge you to vote as soon as possible in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of adjournment.  In order for your shares to be represented we need to receive your instructions before the meeting on June 11, 2010.

By voting now you will help your Fund save on the cost of additional mailings and calls to shareholders.

The Neuberger Berman Funds have made it very easy for you to vote.
Choose one of the following methods:

•
Speak to a live Proxy Specialist by calling the number above.  We can answer any of your questions and record your vote. (Monday – Friday 9:30 a.m. to 9:00 p.m. Eastern time and Saturday, 10:00a.m. to 6:00 p.m. Eastern time).

•	Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.

•	Call Toll Free the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.

•	Mail in your signed proxy card in the postage paid envelope provided.

Voting is very important for your investment and the continued
success of the Funds.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and Prospectus and have the proxy card below at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and Prospectus and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement and Prospectus.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      ☒
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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC. COMMON STOCK
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF COMMON STOCK YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

					FOR	AGAINST	ABSTAIN

1.
To approve an Agreement and Plan of Reorganization pursuant to which (a) Neuberger Berman High Yield Strategies Fund (“NHS”) would convert to a newly formed Maryland corporation, named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS”) (“Conversion”) and NHS would dissolve under applicable state law, and (b) Neuberger Berman Income Opportunity Fund Inc. (“NOX”) would transfer its assets to New NHS in exchange for shares of common stock and preferred stock of New NHS and the assumption by New NHS of NOX’s liabilities and NOX would dissolve under applicable state law.
					☐	☐	☐

2.	To elect four Class II Directors to serve until the annual meeting of stockholders in 2013, or until their successors are elected and qualified.				For All	Withhold All	For All Except
	(01) C. Anne Harvey (02) George W. Morriss	(03) Jack L. Rivkin (04) Tom D. Seip			☐	☐	☐

	* Instruction:	To withhold authority to vote for any nominee(s), mark the box “For All Except” and write on the line below the number(s) of the nominee(s) for whom you do not want to vote.

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, any owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

	Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the Annual Meeting, please call 1-877-461-1899.

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NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
COMMON STOCK

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 11, 2010

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr.  and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of common stock in Neuberger Berman Income Opportunity Fund Inc. (the “Fund”) at the Annual Meeting of Stockholders to be held on June 11, 2010, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and Prospectus is acknowledged by your execution of this proxy.  This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares of common stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Your vote is important no matter how many shares you own. Please sign and date the proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and Prospectus and have the proxy card below at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and Prospectus and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement and Prospectus.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     ☒
<xxxxx>3

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC. PREFERRED STOCK
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF PREFERRED STOCK YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
					FOR	AGAINST	ABSTAIN

1.
To approve an Agreement and Plan of Reorganization pursuant to which (a) Neuberger Berman High Yield Strategies Fund (“NHS”) would convert to a newly formed Maryland corporation, named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS”) (“Conversion”) and NHS would dissolve under applicable state law, and (b) Neuberger Berman Income Opportunity Fund Inc. (“NOX”) would transfer its assets to New NHS in exchange for shares of common stock and preferred stock of New NHS and the assumption by New NHS of NOX’s liabilities and NOX would dissolve under applicable state law.

					☐	☐	☐
2.	To elect five Class II Directors to serve until the annual meeting of stockholders in 2013, or until their successors are elected and qualified.				For All	Withhold All	For All Except
	(01) John Cannon (02) C. Anne Harvey	(03) George W. Morriss (04) Jack L. Rivkin		(05) Tom D. Seip	☐	☐	☐

	* Instruction:			To withhold authority to vote for any nominee(s), mark the box “For All Except” and write on the line below the number(s) of the nominee(s) for whom you do not want to vote.

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, any owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

	Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the Annual Meeting, please call 1-877-461-1899.

<xxxxx>4

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
PREFERRED STOCK

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 11, 2010

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr.  and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of preferred stock in Neuberger Berman Income Opportunity Fund Inc. (the “Fund”) at the Annual Meeting of Stockholders to be held on June 11, 2010, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and Prospectus is acknowledged by your execution of this proxy.  This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares of preferred stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Your vote is important no matter how many shares you own. Please sign and date the proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.